AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

                                  PAMIDA, INC.
                                  8800 F Street
                              Omaha, Nebraska 68127

                            SEAWAY IMPORTING COMPANY
                                  8800 F Street
                              Omaha, Nebraska 68127

                                January 31, 1997

Congress Financial Corporation (Southwest)
1201 Main Street
Dallas, Texas  75250

BankAmerica Business Credit, Inc.
40 East 52nd Street
New York, New York  10017

Gentlemen:

     Congress Financial Corporation (Southwest), a Texas corporation in its individual capacity ("Congress"), BankAmerica Business Credit, Inc., formerly known as BA Business Credit Inc., a Delaware corporation ("BABC," together with Congress each individually a "Lender" and collectively, "Lenders"), Pamida, Inc., a Delaware corporation ("Pamida"), Seaway Importing Company, a Nebraska corporation ("Seaway," together with Pamida, collectively, "Borrowers") and Congress Financial Corporation (Southwest), a Texas corporation, as Agent for Lenders (in such capacity, "Agent") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 30, 1993, by and among Agent, Lenders and Borrowers (as amended by Amendment No. 1 to Loan and Security Agreement dated as of January 23, 1995, and Amendment No. 2 to Loan and Security Agreement dated as of January 28, 1996 and Amendment No. 3 to Loan and Security Agreement dated as of September 16, 1996 and as amended hereby, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrowers have requested that the advance rate provisions of the Financing Agreement be amended, and Agent and Lenders are willing to amend such provisions of the Financing Agreements, subject to the terms and conditions contained herein. By this Amendment, Agent, Lenders and Borrowers desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

     2. Revolving Loans; Advance Rate. Section 2.1(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

(a) Subject to, and upon the terms and conditions contained herein and in the other Financing Agreements, at the request of Borrowers, each of Lenders severally, but not jointly, agrees to lend to Borrowers and authorizes and appoints Agent to make Revolving Loans to Borrowers, for the account of and as Agent for Lenders, in such amounts from time to time as Agent shall determine, in its discretion, at Borrowers' request during the periods indicated below of up to the percent of the value of Eligible Inventory of Borrowers indicated for such period (or such greater or lesser percentage thereof as Agent may determine from time to time), in any year:

                     Period                         Percent
     ----------------------------------             -------
     (i)    from February 1 through and               45%
              including April 30

     (ii)   from October 1 through and                45%
              including November 30

     (iii)  at all other times                        40%

     3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Agent and Lenders pursuant to the Financing Agreements, Borrowers hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenant are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

(a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

(b) This Amendment and the other amendment agreements delivered in connection herewith, have been duly authorized, executed and delivered by each of Borrowers and are in full force and effect as of the date hereof, and the agreements and obligations of each of Borrowers contained herein and therein constitute legal, valid and binding obligations of each of Borrowers enforceable against each of Borrowers in accordance with their respective terms.

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(c)  All required  consents or  approvals of any persons  other than Lenders and
     Agent to the authorization, execution and delivery of this Amendment and the other amendment agreements delivered in connection herewith have been obtained by each of Borrowers and Guarantors, and the authorization, execution and delivery hereof does not violate or breach any provision of or constitute a default under any material indenture, mortgage, deed of trust, agreement or instrument to which any of Borrowers or Guarantors is or may be bound, including, without limitation, the Note Indenture.

     4. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent on behalf of Lenders:

(a)  Agent shall have received, in form and substance  satisfactory to Agent, an
     executed  original  of  this  Amendment,  duly  authorized,   executed  and
     delivered by each of Borrowers and Guarantors; and

(b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5. Effect of this Amendment.Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     8. Binding Effect.This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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     Please  sign  the  enclosed  counterpart  of this  Amendment  in the  space provided below, whereupon this Amendment, as so accepted by Agent and Lenders, shall become a binding agreement among Borrowers, Agent and Lenders.

                                        Very truly yours,

                                        PAMIDA, INC.

                                        By:    /s/ George R. Mihalko
                                        Title:     Sr. V.P.

                            SEAWAY IMPORTING COMPANY

                                        By:    /s/ George R. Mihalko
                                        Title:     Sr. V.P.

AGREED:

CONGRESS FINANCIAL CORPORATION
  (SOUTHWEST), individually and as Agent

By:   /s/ Edward Franco
Title:    Sr. Vice President

BANKAMERICA BUSINESS CREDIT, INC., formerly known as BA Business Credit Inc.

By:   /s/ Patrick J. Wilson
Title:    Vice President

ACKNOWLEDGED AND AGREED:

PAMIDA HOLDINGS CORPORATION

By:   /s/ George R. Mihalko
Title:    Sr. V.P.

PAMIDA TRANSPORTATION COMPANY

By:   /s/ George R. Mihalko
Title:    Sr. V.P.

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